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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 10, 2006

                               Immunomedics, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                  000-12104            61-1009366
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    (State or Other Jurisdiction      (Commission          (IRS Employer
         of Incorporation)            File Number)      Identification No.)

       300 American Road, Morris Plains, New Jersey             07950
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (973) 605-8200
              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 10, 2006, Immunomedics, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the quarter ended March 31, 2006. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

       Exhibit No.   Description
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       99.1          Press Release of Immunomedics, Inc. dated May 10, 2006
                     reporting its financial results.

       * The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IMMUNOMEDICS, INC.


                                          By:    /s/ Cynthia L. Sullivan
                                                 -------------------------------
                                          Name:  Cynthia L. Sullivan
                                          Title: President and Chief Executive
                                                 Officer

Date:  May 10, 2006